[IMAGE OF L. ROY PAPP]





                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                                 A NO-LOAD FUND




                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2002








                                                   Managed by:
                                                   L. Roy Papp & Associates, LLP
                                                   6225 North 24th Street
                                                   Suite 150
                                                   Phoenix, AZ  85016
                                                   (602)956-1115 Local
                                                   (800)421-4004
                                                   E-mail: invest@roypapp.com
                                                   Web: http://www.roypapp.com

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.



Dear Fellow Shareholder:

The Russell 2000 Index continued to outperform the other major market indexes during the first half of 2002 being down 4.70 % while the Standard & Poor's 500 Stock Index was down 13.16%. Our Fund was down 5.58%.

Needless to say, the Fund's performance since it was first offered in December, 1998 far exceeds that of the Russell 2000. As of June 30, 2002, since inception, we were up 53.08% while the Russell 2000 was up 24.48%.

We have been confident that business conditions will improve. The rapid actions of the Federal Reserve to reduce interest rates, coupled with enhanced inventory controls and other technological advances, augur well for the overall economy. In a recent communication I said: "Absent any nuclear escalation of the Pakistan-India conflict, our economy should show unmistakable improvement during the first quarter of 2002 and this improvement should intensify as the year progresses". The overall economy appears to be following this pattern.

Although the stock markets rallied strongly on July 5 after it became apparent there were no major terrorist activities on July 4, there continue to be a number of factors distressing to investors and leading to lower stock prices. One cannot ignore the terrorist threat which is something our nation will have to live with for years to come. While our Government is attempting to address the situation, ours is a democracy and things move slowly. Also, there have been a number of financial scandals including Enron, Global Crossing, WorldCom, and a number of others who employed questionable financial and bookkeeping techniques and thereby harmed the entire business community in the public's eye. Add to this, the perception of insider trading, a relative strengthening of the dollar versus other currencies, a fragile international situation including the possibility of a confrontation with Iraq, and one can understand that investors are justifiably concerned about the long-term outlook.

We will continue investing as we have in the past. We shall look for companies that have a good product line as well as a rather consistent record of increases in both sales and earnings. In other words, we shall seek those companies that have real earnings and sales and attempt to avoid those "story" stocks where the price is based on hope rather than reality.

In our judgment, a combination of intensive research, the avoidance of major investments in any one stock, and wide industry diversification will provide the climate under which our good performance can, over time, continue.

                                                           Best regards,



                                                           L. Roy Papp, Chairman
                                                           July 15, 2002


                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

                                                                                 Number         Fair
Common Stocks                                                                   of Shares       Value
----------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES (14.6%)
  Catalina Marketing Corporation*
    (Provider of targeted marketing products and services to
    packaged goods companies and retailers)                                       14,000       $   395,080
  Cintas Corporation
    (Uniform and textile rental company)                                           8,300           410,020
  Expeditors International of Washington, Inc.
    (International air freight forwarding)                                        14,000           464,240
  Forrester Research *
    (Provider of strategic technology research)                                    5,700           110,574
  Harte-Hanks, Inc.
    (Diversified marketing services provider)                                     19,250           395,588
  WPP Group PLC.
    (Worldwide advertising agencies)                                               5,089           224,328
                                                                                               -----------
                                                                                                 1,999,830
                                                                                               -----------

FINANCIAL SERVICES (13.0%)
  Bisys Group *
    (Provider of administration and information services
    to the financial services industry)                                           12,000           399,600
  Concord EFS, Inc.*
    (Electronic transaction authorization, processing, and settlement services)    9,500           286,330
  DST Systems, Inc.*
    (Provides data processing, billing, and outsourcing services to customers
     in the financial services, utility, and telecommunications industries)        6,800           310,828
  Fiserv, Inc.*
    (Provides data processing, information management, and
     outsourcing services)                                                        11,000           403,810
  Investors Financial Services Corporation
    (Provides asset administration services to the financial
     services industry)                                                            7,000           234,780
  SEI Corporation
    (Provider of trust management and accounting services,
    mutual fund and distribution services, and investment
    management services)                                                           5,000           140,850
                                                                                               -----------
                                                                                                 1,776,198
                                                                                               -----------
*Non-income producing security
    The accompanying notes are an integral part of this financial statement.

                                       3


                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

                                                                                 Number         Fair
Common Stocks (continued)                                                       of Shares       Value
----------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS (9.0%)
  Alberto-Culver Company
    (Leading distributor of beauty supplies and manufacturer of
    various consumer products)                                                     7,900        $  377,620
  American Italian Pasta Corporation *
    (North American producer of private label pasta)                               9,000           458,910
  Clorox Company
    (Manufacturer of bleach and other consumer products)                           9,500           392,825
                                                                                               -----------
                                                                                                 1,229,355
                                                                                               -----------

INSTRUMENTS & TESTING (7.5%)
  Molecular Devices Corporation
    (Designs, manufactures, and markets equipment used in the
     drug discovery process)                                                      11,000           195,800
   Mettler-Toledo International, Inc.
    (Leading designer, manufacturer, and marketer of weight
     and measurement instruments)                                                  7,000           258,090
  National Instruments Corporation *
    (Supplier of computer based instrumentation products)                          9,500           309,320
  Waters Corporation*
    (Manufacturer of high performance instruments
    used for life sciences research)                                              10,000           267,000
                                                                                               -----------
                                                                                                 1,030,210
                                                                                               -----------

HEALTH CARE SERVICES (6.8%)
  Express Scripts, Inc.*
    (Independent pharmacy benefit manager)                                         6,500           325,715
  IMS Health, Inc.
    (Provider of information solutions and market
    research to pharmaceutical industry)                                          11,000           197,450
  Patterson Dental Company *
    (Distributor of dental supplies in the U.S. and Canada)                        8,000           402,640
                                                                                               -----------
                                                                                                   925,805
                                                                                               -----------

MEDICAL PRODUCTS (6.0%)
  Dentsply International, Inc.
    (Manufacturer of dental consumables and dental equipment)                     11,000           406,010
  Stryker Corporation
    (Developer and manufacturer of surgical and medical devices)                   7,800           417,378
                                                                                               -----------
                                                                                                   823,388
                                                                                               -----------
*Non-income producing security
    The accompanying notes are an integral part of this financial statement.

                                       4


                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)
                                                                                 Number         Fair
Common Stocks (continued)                                                       of Shares       Value
----------------------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT (5.9%)
  Federated Investors
    (Major U.S. investment management company)                                    12,000       $   414,840
  T. Rowe Price Associates, Inc.
    (No-load mutual fund company)                                                 12,000           394,560
                                                                                               -----------
                                                                                                   809,400
                                                                                               -----------

SEMICONDUCTORS & EQUIPMENT (5.6%)
  KLA-Tencor Corporation *
    (Designs and produces wafer inspection and process control
    equipment for the semiconductor industry)                                      5,300           233,147
  Novellus Systems, Inc.*
    (Designs and manufactures semiconductor fabrication equipment)                 7,000           238,000
  Semtech Corporation*
    (Designs analog and mixed signal semiconductors)                              11,000           293,700
                                                                                               -----------
                                                                                                   764,847
                                                                                               -----------

EDUCATIONAL PROVIDERS (4.8%)
  Apollo Group, Inc.*
    (Provider of higher education programs for working adults)                     9,000           354,690
  DeVry, Inc.*
    (Owns and operates post-secondary, technical education institutions)          13,500           308,340
                                                                                               -----------
                                                                                                   663,030
                                                                                               -----------

SOFTWARE (4.3%)
  Advent Software, Inc. *
    (Develops and markets portfolio software for the investment
    management industry)                                                           6,000           154,200
  SunGard Data Systems, Inc. *
    (Develops software for investment support systems)                            16,300           431,624
                                                                                               -----------
                                                                                                   585,824
                                                                                               -----------
SPECIALTY RETAILING (3.8%)
  BJ's Wholesale Club, Inc.*
    (Owns and operates discount warehouse clubs in Eastern U.S.)                   3,500           134,750
  Family Dollar Stores, Inc.
    (Self-service discount store chain)                                           11,000           387,750
                                                                                               -----------
                                                                                                   522,500
                                                                                               -----------
*Non-income producing security
    The accompanying notes are an integral part of this financial statement.

                                       5


                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)
                                                                                 Number         Fair
Common Stocks (continued)                                                       of Shares       Value
----------------------------------------------------------------------------------------------------------
Electronic Equipment (3.4%)
  American Power Conversion Corporation *
    (Producer of uninterruptible power supply products)                            6,000       $    75,780
  Molex, Inc.
    (Supplier of interconnection products)                                        14,300           392,249
                                                                                               -----------
                                                                                                   468,029
                                                                                               -----------

Broadcasting and Publishing (3.2%)
  Entercom Communications Corporation
    (Radio broadcaster)                                                            4,000           183,600
  Saga Communications, Inc.*
    (Radio broadcaster)                                                           11,250           253,125
                                                                                               -----------
                                                                                                   436,725
                                                                                               -----------

Restaurants (2.9%)
  Brinker International, Inc.*
    (Owns, operates, and franchises casual dining restaurants)                    12,650           401,638
                                                                                               -----------

Biotechnology (2.9% )
  Techne Corporation*
    (Producer of biotechnology products)                                          14,000           395,080
                                                                                               -----------

Telecommunications (1.9%)
  ADC Telecommunications, Inc. *
    (Manufacturer and developer of data and voice networking products)            21,000            48,090
  Plantronics, Inc. *
    (Manufactures lightweight telephone headsets)                                 11,000           209,110
                                                                                               -----------
                                                                                                   257,200
                                                                                               -----------

Total Common Stocks - 95.6%  (Cost $11,669,128)                                                $13,089,059
                                                                                               -----------

Bonds & Notes - 0.0%
  Del Global Promissory Note
     (Yield 6%, Due 3/27/07)                                                                   $     2,012
                                                                                               -----------

Total Investments - 95.6                                                                        13,091,071
Cash and Other Assets, Less Liabilities - 4.4%                                                     622,760
                                                                                               -----------
Net Assets - 100%                                                                              $13,713,831
                                                                                               ===========
Net Asset Value Per Share
(Based on 624,083 shares outstanding at June 30, 2002)                                         $     21.98
                                                                                               ===========

*Non-income producing security
    The accompanying notes are an integral part of this financial statement.

                                       6


                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2002
                                  (UNAUDITED)


                                     ASSETS

Investments at fair value (Note 1)                                                             $13,091,071
Cash                                                                                               649,437
Dividends and interest receivable                                                                    5,483
                                                                                               -----------
               Total assets                                                                    $13,745,991
                                                                                               ===========

                                  LIABILITIES

Accrued Expenses                                                                               $    32,160
                                                                                               ===========


                                   NET ASSETS

Paid-in capital                                                                                $12,710,061
Accumulated undistributed net investment loss                                                     (159,369)
Accumulated undistributed net realized loss on investments sold                                   (258,804)
Net unrealized appreciation on investments                                                       1,421,943
                                                                                               -----------
               Net assets applicable to Fund shares outstanding                                $13,713,831
                                                                                               ===========

Fund shares outstanding                                                                            624,083
                                                                                               ===========

Net Asset Value Per Share                                                                      $     21.98
                                                                                               ===========


    The accompanying notes are an integral part of this financial statement.


                                       7


                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                  (UNAUDITED)

INVESTMENT INCOME:
  Dividends                                                                                    $    16,433
  Interest                                                                                           3,585
  Foreign taxes withheld                                                                              (111)
                                                                                               -----------
               Total investment income                                                              19,907
                                                                                               -----------

EXPENSES:
  Management fee (Note 3)                                                                           58,879
  Filing fees                                                                                       14,417
  Auditing fees                                                                                     10,092
  Legal fees                                                                                         7,976
  Custody fees                                                                                       4,104
  Printing and postage fees                                                                          2,089
  Directors' attendance fees                                                                         1,200
  Transfer agent fees (Note 3)                                                                         687
  Other fees                                                                                           875
                                                                                               -----------
               Total expenses                                                                      100,319

  Less fees waived by adviser (Note 3)                                                             (26,720)
                                                                                               -----------

               Net expenses                                                                         73,599
                                                                                               -----------

Net investment loss                                                                                (53,692)
                                                                                               -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Proceeds from sale of securities                                                                 160,483
  Cost of securities sold                                                                         (258,142)
                                                                                               -----------
      Net realized loss on investments sold                                                        (97,659)

      Net change in unrealized appreciation on investments                                        (734,173)
                                                                                               -----------

Net realized and unrealized loss on investments                                                   (831,832)
                                                                                               -----------

DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                                                    $  (885,524)
                                                                                               ===========


    The accompanying notes are an integral part of this financial statement.

                                       8


                 PAPP SMALL & MID-CAP GROWTH FUND, INC.
                  STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND
                    THE YEAR ENDED DECEMBER 31, 2001
                              (UNAUDITED)


                                                                                  2002              2001
                                                                             ------------      ------------
FROM OPERATIONS:
   Net investment loss                                                       $    (53,692)     $    (69,098)
   Net realized loss on investments sold                                          (97,659)         (161,145)
   Net change in unrealized appreciation on investments                          (734,173)          383,907
                                                                             ------------      ------------

       (Decrease)/Increase in net assets resulting from
       operations                                                                (885,524)          153,664
                                                                             ------------      ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold                                      -                 -
                                                                             ------------      ------------

        Decrease in net assets resulting from
        distributions to shareholders                                                   -                 -
                                                                             ------------      ------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                 5,283,150         3,065,195
   Net asset value of shares issued to shareholders
        in reinvestment of net realized gain
        on investment securities sold                                                   -                 -
   Payments for redemption of shares                                             (448,117)         (216,684)
                                                                             ------------      ------------

        Increase in net assets resulting
        from shareholder transactions                                           4,835,033         2,848,511
                                                                             ------------      ------------

Total increase in net assets                                                    3,949,509         3,002,175
                                                                             ------------      ------------

Net assets at beginning of the period                                           9,764,322         6,762,147
                                                                             ------------      ------------

Net assets at end of period                                                  $ 13,713,831      $  9,764,322
                                                                             ============      ============



   The accompanying notes are an integral part of these financial statements.

                                       9


                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)


(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp Small & Mid-Cap Growth Fund, Inc. (the Fund) was incorporated on September 15, 1998 and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 15, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of small and mid-capitalization companies.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         NET ASSET VALUE, ORDERS, AND REDEMPTIONS

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

At December 31, 2001, the capital loss carryforward for U.S. Federal income tax purposes is $161,145. This amount was incurred during 2001 and, as such, will expire December 31, 2009. The Fund may offset future capital gains with this capital loss carryforward.


(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.


(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $26,720 and $35,841 was required in 2002 and 2001, respectively. The Fund incurred fees of $687 in 2002 and $1,200 in 2001, respectively from the manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $300 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.


(4)   PURCHASES AND SALES OF SECURITIES:

For the six months ended June 30, 2002 and the year ended December 31, 2001, investment transactions excluding short-term investments were as follows:

                                       2002               2001
                                   -----------        ----------
      Purchases, at cost           $ 4,477,885        $3,606,034
      Sales                        $   160,483        $  827,323

(5)   CAPITAL SHARE TRANSACTIONS:

At June 30, 2002, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:



                                                 Proceeds               Shares
                                               ------------          ----------
      Six months ended June 30, 2002
            Shares issued                        $5,283,150             223,742
            Distributions reinvested                      -                   -
            Shares redeemed                        (448,117)            (19,171)
                                                 ----------             -------
                 Net increase                    $4,835,033             204,571
                                                 ==========             =======

      Year ended December 31, 2001
            Shares issued                        $3,065,195             135,472
            Distributions reinvested              3,949,509                   -
            Shares redeemed                        (216,684)             (9,661)
                                                 ----------             -------
                 Net increase                    $6,798,020             125,811
                                                 ==========             =======



(6)   UNREALIZED APPRECIATION:

For the six months ended June 30, 2002 and year ended December 31, 2001 unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                                    2002                2001
                                                -----------          ----------

      Fair value                                $13,091,071          $9,605,501
      Original cost                             (11,669,128)         (7,449,385)
                                                -----------          ----------

      Net unrealized appreciation               $ 1,421,943          $2,156,116
                                                ===========          ==========

As of June 30, 2002, gross unrealized gains on investments in which fair value exceeded cost totaled $2,392,575 and gross unrealized losses on investments in which cost exceeded fair value totaled $970,632.

As of December 31, 2001, gross unrealized gains on investments in which fair value exceeded cost totaled $2,377,328 and gross unrealized losses on investments in which cost exceeded fair value totaled $221,212.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.

                                      Six Months                                                           Period Ended
                                        Ended                       Year ended December 31,                December 31,
                                     June 30, 2002            2001              2000             1999            1998(A)
                                     -------------      ----------        ----------        ----------     ------------
Net asset value, beginning
   of period                           $     23.28      $   23.02         $   18.31         $   16.20        $   15.00
Income from operations:
      Net investment loss                    (0.01)         (0.12)            (0.14)            (0.14)               -
      Net realized and unrealized
        gain on investments                  (1.29)          0.38              5.89              2.25             1.20
                                       -----------      ----------        ----------        ----------       ----------

            Total from operations            (1.30)          0.26              5.75              2.11             1.20

Less Distributions:
   Distribution of net realized
      gain                                       -               -             (1.04)                -                -
                                       -----------      ----------        ----------        ----------       ----------

            Total distributions                  -               -             (1.04)                -                -
                                       -----------      ----------        ----------        ----------       ----------

Net asset value, end of period              $21.98          $23.28            $23.02            $18.31           $16.20
                                       ===========      ==========        ==========        ==========       ==========

            Total return                    -5.58%           1.13%            31.32%            13.04%            8.00%
                                       ===========      ==========        ==========        ==========       ==========
Ratios/Supplemental Data:
   Net assets, end of period           $13,713,831      $9,764,322        $6,762,147        $4,325,499       $1,566,225
   Expenses to average
      net assets (B)                        1.25%*           1.25%             1.25%             1.25%           1.25%*
   Investment income to
      average net assets (C)                0.33%*           0.39%             0.36%             0.32%           1.01%*
   Portfolio turnover rate                  2.66%*          10.57%            40.42%            53.07%           0.00%*


* Annualized

(A)  From the date of commencement of operations (December 15, 1998).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.67%, 1.69%, 1.89%, 1.68% and 1.56% for the periods ended June 30, 2002 and
     December 31, 2001, 2000, 1999 and 1998 respectively.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                              FACTS ABOUT THE FUND


INVESTMENT OBJECTIVE - The Fund, which commenced operations December 15, 1998, invests with the objective of long-term capital growth in the common stocks of United States small and mid-sized companies with significant growth potential.

THE INVESTMENT ADVISER - The Fund's assets are managed by L. Roy Papp & Associates, LLP, the largest investment counseling firm in Arizona, with over $700 million in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the Firm is solely in the investment management business. The Firm is an independent general partnership. Of its ten general partners, seven are Chartered Financial Analysts
(CFAs).

EXPERIENCED MANAGEMENT - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, LLP, has over 47 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, LLP, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, LLP, has over 24 years experience in security and financial analysis. She holds a Master of Management degree in Finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst.

"PURE" NO-LOAD - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1%, which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

SUITABILITY - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

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                    AN INTRODUCTION TO THE PAPP MUTUAL FUNDS

The Papp Mutual Funds invest in high quality common stocks carefully selected for the possibility of long-term capital growth. All the funds are "pure" no-load in that there are no sales commissions, redemption fees, or 12b-1 charges. Because the Funds invest for the long-term, portfolio turnover is low and the Funds do not ordinarily produce large taxable capital gains. They are designed for the long-term (3 to 5 years) investor and are not appropriate for those with short-term time horizons. The partners and employees of L. Roy Papp & Associates have invested a significant part of their own assets in the Funds, either personally or through the Firm's 401K Plan.

Papp Stock Fund is structured to provide a comprehensive investment for the common stock portion of an investment program through the purchase and retention of a diversified, high quality group of securities. It owns the common stocks of very large United States companies, many of which derive a large percentage of their earnings from overseas activities where we believe the strong growth of recent years will continue. It also owns large and medium sized American companies which have all of their operations within our country.

Papp America-Abroad Fund invests primarily in United States companies, a large portion of whose earnings come from foreign countries. It is our belief that it is far safer to participate in the increased globalization of the world's economies through ownership of multinational U.S. companies, thereby avoiding many risks and expenses associated with the direct purchase of foreign stocks such as different accounting and financial reporting standards, lack of liquidity, greater price volatility, and lack of SEC oversight. While the Fund owns some medium sized companies, for the most part it invests in large companies that have the experience and expertise to successfully compete on the international level.

Papp America-Pacific Rim Fund reflects our belief that the best prospect for growth over the next several decades lies in our large and rapidly growing trade with the nations bordering the Pacific Ocean. Like our other Funds, the Pacific Rim Fund invests mainly in American companies, but its primary thrust is to seek out and purchase those companies that have established a strong and growing presence in the Pacific Rim area. We believe this Fund is appropriate for that part of an investor's assets dedicated to long-term growth.

Papp Focus Fund is a non-diversified investment company that will own a maximum of 16 stocks under normal market conditions. While we believe that a strategy of investing in a limited number of securities has the potential for higher total returns, this may increase volatility, so prospective shareholders should carefully consider whether their investment strategy parallels that of the Fund.

Papp Small & Mid-Cap Growth Fund invests primarily in the common stocks and securities convertible into common stocks of small and medium sized companies. We believe that carefully selected small and medium sized companies offer attractive capital growth possibilities significantly above that of the general U.S. economy. While these companies, during some periods, will perform better than the stocks of large companies, they also may involve greater volatility and be subject to competitive pressures.


                                       15
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                     PAPP SMALL & MID-CAP GROWTH FUND, INC.

                                    DIRECTORS
      James K. Ballinger                               Harry A. Papp
      Amy S. Clague                                    L. Roy Papp
      Robert L. Mueller                                Rosellen C. Papp
      Carolyn P. O'Malley                              Bruce C. Williams

                                    OFFICERS
      Chairman - L. Roy Papp                           President - Harry A. Papp

                                 VICE PRESIDENTS
      Russell A. Biehl
      Victoria S. Cavallero                            Julie A. Hein
      George D. Clark, Jr.                             Robert L. Mueller
      Jane E. Couperus                                 Rosellen C. Papp
      Jeffrey N. Edwards                               John L. Stull
                                                       Bruce C. Williams

                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               INVESTMENT ADVISER
                          L. Roy Papp & Associates, LLP
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    CUSTODIAN
                                  Compass Bank
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     SHAREHOLDER SERVICES AND TRANSFER AGENT
                          L. Roy Papp & Associates, LLP
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                    Telephone: (602) 956-1115, (800) 421-4004

                         INDEPENDENT PUBLIC ACCOUNTANTS
                             Deloitte & Touche, LLP
                       2901 N. Central Avenue, Suite 1200
                                Phoenix, AZ 85012

                                  LEGAL COUNSEL
                             Bell, Boyd & Lloyd LLC
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.

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